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                                                                   EXHIBIT 10.67

                                CONTENT AGREEMENT

PARTY A:      NEWS INFORMATION CENTER OF XINHUA (SHANGHAI) NEWS AGENCY

PARTY B:      SHANGHAI WEILAN COMPUTER CO., LTD. ("LINKTONE")

              SHANGHAI UNILINK COMPUTER CO., LTD. ("UNILINK")

         News Information Center of Xinhua (Shanghai) News Agency is the sole organization of Xinhua News Agency in Shanghai for the provision of news information service to subscribers in or outside China.

         Party B agrees to establish a good cooperation relationship with Party A subject to the scope of Party A's content business.

         Based on the principles of equality and mutual benefit, Party A and Party B have, after friendly consultation, reached a cooperation agreement as follows:

                              I FORM OF COOPERATION

1. Any news information products provided by Party A shall generally be classified as one of twelve groups, under which each will publish approximately 30 pieces of news a day.

         A.   World News        B.   PRC News         C.   International News
              Roundup

         D.   Sport News        E.   Property News    F.   Financial News

         G.   Technology        H.   Local News       I.   Cultural and
              News                                         Educational News

         J.   News in English   K.   IT News

2. During the term hereof, Party B shall select the news information products of groups B, C and D. The cost in relation to such information products shall amount to RMB80,000 annually.

                          II FORM OF RECEIVING CONTENT

1. Party A shall, after classifying and packaging the news information products to be provided to Party B on daily basis, place them on the "Special Service Zone" in xinhuanet.com for download by Party B at any time.

2. Party B shall directly receive news information products supplied by Party A from the "Special Service Zone" in xinhuanet.com by using a receiving password from Party A.

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3.       Party A shall update any news information to be provided to Party B 24 hours a day so as to ensure it to be up-to-dated and meet the needs of Party B.

                               III TERM OF PAYMENT

1. The term of this Agreement shall be one year, commencing from May 15, 2003 and ending on May 14, 2004. Party B shall pay to Party A a fee of RMB 80,000 (Renminbi Eighty Thousand) for its use of Party A's news information products, to be made as a one-time payment to Party A within five working days after the conclusion of this Agreement.

2. RMB bank account of Party A: Xinhua (Shanghai) News Agency Bank at which the account opens: Bank of Communication, Xuhui Branch Number of bank account: 066179 - 00149040251

                    IV RIGHTS AND OBLIGATIONS OF THE PARTIES

(A)      RIGHTS AND OBLIGATIONS OF PARTY A

         1. The news information products provided by Party A to Party B shall not be in violation of the fundamental direction and general and specific policies of Communist Party, as well as the rules, regulations and orders of the People's Republic of China, nor shall they contain any false information. If any question arising from the truthfulness of the news provided by Party A occurs, Party A shall be fully liable to it.

         2. Party A shall strictly censor the political and technical aspects of any news information products provided to prevent any possible mistakes, and shall use its best efforts to provide good service to Party B. Party A shall frequently keep in contact with Party B, actively consult it and listen to its suggestions and opinions for improvement of service so as to ensure that the news information products supplied are up-to-dated, legible and full of authority.

         3. Party A shall provide a technology warranty in connection with the news information products that it provides to Party B via the internet, provided that Party B provides compatible technology and appropriate personnel.

         4. Party A owns the copyright for the news information products provided by Party A.

(B)      RIGHTS AND OBLIGATIONS OF PARTY B

         1. Party B shall, within its business scope, have the right to use the news materials and information provided by Party A. Party B shall undertake that it will not provide, transfer or sell any or part of the news information products provided by Party A in any manner to other websites, media or commercial intermediary agencies. If Party B, due to the reason of Party A, is unable to use the news information materials and information provided by it within its business scope, Party A shall refund to Party B any fee left behind for the remaining period for the use of such news information hereunder.

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         2.       Party B may, in consideration of its actual situation and
arrangement, edit any news information products provided by Party A in such manner as it thinks fit, provided that it shall not change the main structure, content, basic facts and gist of such news information products.

                                V MISCELLANEOUS

         1. This Agreement is executed in two original counterparts and shall become effective after it is signed and sealed by the parties. The parties to this Agreement shall each keep a copy.

         2. In the event of no violation of this Agreement, no party shall, during the term hereof, terminate or suspend this Agreement without cause. If the performance of any terms of this Agreement is affected due to force majeure, such as earthquake, typhoon, flood, war, government ban, and any other unforeseen events of force majeure, the occurrence and consequence of which are unavoidable or inevitable, the parties to this Agreement shall continue to perform or delay in performance of this Agreement according to part of its obligations herein.

         3. Without written consent of a party, neither party shall divulge the contents of this Agreement to any third party.

REPRESENTATIVE OF PARTY A                   REPRESENTATIVE OF PARTY B
(SIGNATURE):                                (SIGNATURE):
                                            Signed

_____________________________________       ____________________________________

SEAL OF PARTY A                             SEAL OF PARTY B
(Seal affixed)                              (Seal affixed)

_____________________________________       ____________________________________
DATE:                                       DATE: May 13, 2003

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